INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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VELOCITY ASSET MANAGEMENT, INC.

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Velocity Asset Management, Inc.
1800 Route 34 North
Building 4, Suite 404A
Wall, NJ 07719

Dear Fellow Stockholder:

          The Annual Meeting of Stockholders (the “Annual Meeting”) of Velocity Asset Management, Inc. (the “Company” or “Velocity”) will be held at 10:00 a.m. Eastern Time on _______, 2008 at ____________________. Enclosed you will find a formal Notice of our Annual Meeting, Proxy Card and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our stockholders. I hope you will be able to attend.

           Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even if you have previously mailed a Proxy, by withdrawing your Proxy and voting at the meeting. Any stockholder giving a Proxy may revoke the same at any time prior to the voting of such Proxy by giving written notice of revocation to the Secretary, by submitting a later dated Proxy or by attending the Annual Meeting and voting in person. All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, the Proxy confers authority to vote “FOR” (a) the election of five Directors to the Board of Directors to serve until the 2009 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified, (b) the ratification of Weiser LLP as auditors of the Company for fiscal year ending December 31, 2008, (c) amending the Company’s Certificate of Incorporation, as amended, to effect a reverse split of the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”) of between one-for-ten (1-10) and one-for-twenty (1-20) reverse stock split in the discretion of the Board of Directors, (d) amending the Company’s Certificate of Incorporation, as amended, to change the Company’s name to “Velocity Portfolio Group, Inc.,” and (e) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder’s discretion.

          The Company’s Board of Directors believes that a favorable vote all matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” these matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy promptly.

Thank you for your investment and continued interest in Velocity Asset Management, Inc.

Sincerely,

/s/ John C. Kleinert

John C. Kleinert
President and Chairman

September __, 2008

VELOCITY ASSET MANAGEMENT, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

          Notice is hereby given that the Annual Meeting (the “Annual Meeting”) of Stockholders of Velocity Asset Management, Inc. (the “Company” or “Velocity”), a Delaware corporation, will be held at ____________________ on September __, 2008 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To elect five Directors to the Board of Directors to serve until the 2009 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified.

2.	To ratify the appointment by the Audit Committee of the Board of Directors of Weiser LLP, to serve as the Company’s independent auditors for the fiscal year ending December 31, 2008.

3.

To amend the Certificate of Incorporation, as amended, to effect a reverse split of the Company’s issued and outstanding common stock, par value $0.001 per share (the “Common Stock”) of between a one-for-ten (1-10) and one-for-twenty (1-20) reverse stock split in the discretion of the Board of Directors

4.	To amend the Certificate of Incorporation, as amended, to change the Company’ name from “Velocity Asset Management, Inc.” to “Velocity Portfolio Group, Inc.”

5.	To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

          The Board of Directors has fixed the close of business on September 3, 2008, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

          For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

          Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

          The Company’s Annual Report on Form 10-K (including audited financial statements) for the fiscal year ended December 31, 2007 accompanies the Proxy Statement.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors,

/s/ James J. Mastriani

James J. Mastriani, Secretary

Wall, New Jersey
September __, 2008

THE ENCLOSED PROXY CARD, WHICH IS BEING SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY,
CAN BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

VELOCITY ASSET MANAGEMENT, INC.

1800 Route 34 North
Building 4, Suite 404A
Wall, NJ 07719

PROXY STATEMENT

          The Board of Directors of the Company solicits your proxy for use at the Annual Meeting of Stockholders on ____________, 2008, or at any adjournment thereof. The Proxy Statement and the form of proxy card are being mailed to stockholders commencing on or about _________, 2008.

INFORMATION CONCERNING SOLICITATION AND VOTING

Revocability of Proxies

          Any stockholder who executes and returns a proxy card may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed proxy card bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Record Date

          Stockholders of record at the close of business on September 3, 2008 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On September __, 2008 the Company had 17,875,987 shares of common stock issued and outstanding.

Voting and Solicitation

          Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained.

          The nominee to be elected as a director named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

          The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required for approval of the ratification of the selection of Weiser LLP as independent auditors of the Company for the fiscal year 2008 described in Proposal 2. Abstentions will not be counted as votes entitled to be cast on this matter and will have no effect on the result of the vote.

           The amendment of the Company’s Certificate of Incorporation to effect a reverse split of the Company’s Common Stock and to change the Company’s name, as described in Proposals 3 and 4, requires the affirmative vote of the holders of a majority of the Company’s outstanding shares of Common Stock entitled to vote.

          “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1 and 2. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

          The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

          Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his or her attorney authorized in writing or, if the stockholder is a corporation, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

          Proposals 1, 2, 3 and 4 do not give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder’s shares.

          ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

          Information included in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from our future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words may, will, should, expect, anticipate, estimate, believe, intend or project or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

PROPOSAL 1
ELECTION OF DIRECTORS

          At the Annual Meeting, five individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified. The Company’s Board of Directors currently consists of five persons. All of the individuals who are nominated for election to the Board of Directors are existing directors of the Company. Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted “FOR” the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors to fill such vacancy.

          The name and age of each of the five nominees, his position with the Company, his principal occupation, and the period during which such person has served as a director are set out below.

          Biographical Summaries of Nominees for the Board of Directors

Name of Nominee	Age	Position with the Company	Principal Occupation	Director Since

John C. Kleinert	49	President, Chief Executive Officer and Chairman	President and Chief Executive Officer of the Company	2004

W. Peter Ragan, Sr.	60	Vice President and Director	Vice President of the Company	2004

Steven Marcus	48	Independent Director		2005

Dr. Michael Kelly	55	Independent Director		2005

David Granatell	50	Independent Director		2005

          JOHN C. KLEINERT earned a Bachelor of Science degree in Chemical Engineering from Princeton University in 1981. In 1982, Mr. Kleinert was hired by Goldman Sachs in New York and from 1982-1990 he traded various municipal products and was appointed head of the Municipal Trading Desk in 1991. In 1994, Mr. Kleinert was elected a general partner of the firm and served in that capacity until the end of 1997 when he retired and became a limited partner. Since retiring from Goldman Sachs and prior to his full time employment by us as president and chief executive officer, Mr. Kleinert pursued several business ventures, including managing a trading operation, JCK Investments, which invests in equities, bonds, commodities and options. He is also a co-founder of the Company.

          W. PETER RAGAN, SR. received a Bachelor of Science in Marketing from LaSalle University in 1968 and earned his law degree from the Seton Hall University School of Law in 1974. Since his graduation he has practiced primarily in the area of creditor’s rights. Mr. Ragan practiced with the firm of Schaefer and Crawford in Ocean Township, New Jersey, from 1974 to 1979 where he specialized in municipal law and creditor’s rights. From 1979 through May of 1998, Mr. Ragan was a principal of Blankenhorn & Ragan, P.C., and its predecessor partnership. In May of 1998, the firm of Ragan & Ragan, P.C. was created where Mr. Ragan is presently senior partner and continues with his focus upon creditor’s rights. Mr. Ragan has been a member of the New Jersey State Bar since 1974 and is also admitted to practice before the United States District Court for the District of New Jersey, United States Third Circuit Court of Appeals and the United States Supreme Court. Mr. Ragan is also a co-founder of the Company.

          STEVEN MARCUS joined our board of directors in September 2005. Mr. Marcus is the founder and President of Rainbow Capital, LLC, a private equity firm that sponsors private equity transactions of mature middle market companies. He founded the firm in 2001. From 1999 through 2001, Mr. Marcus was a private equity investor, sourcing and evaluating investment opportunities in primarily internet start-ups. For the previous 14 years, Mr. Marcus worked in the high yield bond market for Donaldson, Lufkin & Jenrette, Smith Barney, Inc. and PaineWebber, Inc. Mr. Marcus has an M.B.A. in finance from the University of Duke and a B.S. in accounting from Syracuse University. Mr. Marcus is the Chairman of our Audit Committee., Compensation Committee and Nominating Committee.

          DR. MICHAEL KELLY joined our board of directors in September 2005. Mr. Kelly has been a Director of the Insal, Scott Kelly Institute of Orthopedic and Sports Medicine in New York, New York since 1991. In 2004 Dr. Kelly was named Chairman of the Department of Orthopedic Surgery at Hackensack University Medical Center. He is also Vice President of the U.S. Knee Society, an attending orthopedic surgeon at Lenox Hill Hospital in New York, New York and has served as team physician for the New Jersey Nets franchise of the National Basketball Association for the last five years. Mr. Kelly is a member of our Audit Committee, Compensation Committee and Nominating Committee.

          DAVID GRANATELL joined our board of directors in September 2005. Mr. Granatell is an Executive Director of the privately-owned Elmwood Park, NJ based Grant Industries, Inc., a specialty manufacturer of textile chemicals and personal care raw materials, with locations in Mexico, Romania, England, China and Korea. Mr. Granatell has worked for Grant Industries since graduating from Rutgers University in 1979 and became a Partner in 1982. Mr. Granatell is a member of our Audit Committee, Compensation Committee and Nominating Committee.

          Board members are elected annually by the stockholders and the officers are appointed annually by the Board of Directors.

Vote Required

          Provided that a quorum of stockholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation of the Board of Directors

          The Board of Directors recommends a vote FOR Messrs. Kleinert, Ragan, Sr., Marcus, Granatell and Dr. Kelly. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

          Also submitted for consideration and voting at the Annual Meeting is the ratification of the appointment by the Company’s Board of Directors upon the recommendation of the Audit Committee, of Weiser LLP (“Weiser”) as independent auditors for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending December 31, 2008. The Board of Directors of the Company upon the recommendation of the Audit Committee, has selected and approved Weiser as independent auditors to audit and report upon the Company’s financial statements. Weiser has no direct or indirect financial interest in the Company.

          On June 16, 2006, with the approval of the Audit Committee and the full Board of Directors of the Company, the firm of Weiser was appointed as the Company’s independent accountants. During the Company’s two most recent fiscal years or subsequent interim period, the Company has not consulted with Weiser regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Weiser provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

          For the period since Weiser’s appointment through December 31, 2007, there had been no disagreements with Weiser on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Weiser would have caused them to make reference thereto in their independent auditors report. In addition, for the period since Weiser’s appointment through December 31, 2007, we did not consult with Weiser regarding any matter that was the subject of a “disagreement” with Weiser, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or with regard to any “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

          On June 8, 2006, Velocity, with the approval of the Audit Committee of our Board of Directors (the “Audit Committee”) and the full Board of Directors, dismissed its independent accountants, Cowan Gunteski & Co., P.A (“Cowan”). During the years ended December 31, 2005 and 2004 and the subsequent interim period through March 31, 2006, Cowan acted as the independent accountants for the Company and its subsidiaries, and, during such period there were no disagreements with Cowan on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cowan, would have caused Cowan to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such years.

          The independent accountant’s reports of Cowan on the Company’s consolidated financial statements for the years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company has provided a copy of this disclosure to its former accountants, and the Company requested that the former accountants furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Company. A copy of that letter is attached as Exhibit 16.1 to the Company’s Form 8-K filed June 13, 2006.

          Representatives of Weiser are expected to be present at the Annual Meeting, and they will be afforded an opportunity to make a statement at the Annual Meeting if they desire to do so. It is also expected that such representatives will be available at the Annual Meeting to respond to appropriate questions by stockholders.

Vote Required

          The affirmative vote of holders of a majority of the votes cast at the Annual Meeting is required for the ratification of the selection of Weiser as the Company’s independent auditors for the fiscal year ending December 31, 2008.

Recommendation of the Board of Directors

          The Board of Directors recommends a vote “FOR” the ratification of the appointment of Weiser LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008.

          Unless marked to the contrary, proxies received from stockholders will be voted in favor of the ratification of the selection of Weiser LLP as independent auditors for the Company for the fiscal year 2008.

Information about Fees Billed by Independent Auditors

          The following table sets forth fees billed to us by our independent registered public accounting firms during the fiscal years ended December 31, 2006 and 2007 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services by our independent registered public accounting firms that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered.

	FY 2007	FY 2006

Audit Fees	$172,070	$135,000

Audit Related Fees	$63,730	$0

Tax Fees	$0	$55,534

All Other Fees

          For the year ended December 31, 2007, the Company incurred no professional fees to its independent auditors with respect to all other services. For the year ended December 31, 2007, there were no fees billed by the Company’s independent auditors for professional services rendered for information technology services relating to financial information systems design and implementation.

          The Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by the independent auditors to the Company.

          The Audit Committee approved 100% of the fees in fiscal 2007.

PROPOSAL 3
DIRECTORS’ PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT BETWEEN ONE-FOR-TEN (1:10) AND ONE-FOR-TWENTY (1:20)

General

General Terms of the Reverse Split

          Our Board has unanimously approved proposed amendments to our Amended Certificate of Incorporation (“Amended Articles”) to effect a reverse stock split of all outstanding shares of our Common Stock at an exchange ratio ranging from one-for-ten to one-for-twenty. The Board has recommended that these proposed amendments be presented to our stockholders for approval.

          You are now being asked to vote on these amendments to our Amended Articles to effect a reverse stock split whereby any whole number of outstanding shares of our Common Stock between and including ten and twenty will be combined into one share of our Common Stock. Upon receiving stockholder approval, the Board will have the sole discretion to elect, as it determines to be in the best interests of Velocity and our stockholders, whether or not to effect a reverse stock split, and if so, the number of shares of our Common Stock between and including ten and twenty which will be combined into one share of our Common Stock, at any time before December 31, 2009. The Board believes that stockholder approval of these amendments granting the Board this discretion, rather than approval of a specified exchange ratio, provides the Board with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of Velocity and our stockholders.

          The text of the form of proposed amendment to our Amended Articles of Incorporation is attached to this proxy statement as Exhibit A. By approving these amendments, stockholders will approve a series of amendments to our Amended Articles pursuant to which any whole number of outstanding shares between and including ten and twenty would be combined into one share of our Common Stock, and authorize the Board to file only one such amendment, as determined by the Board in the manner described herein, and to abandon each amendment not selected by the Board.

          If the Board elects to effect a reverse stock split following stockholder approval, the number of issued and outstanding shares of Common Stock would be reduced in accordance with an exchange ratio determined by the Board within the limits set forth in this proposal. Except for adjustments, that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding Common Stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. Our Common Stock would continue to have no par value per share. Currently, the Board does not have any plans with regard to the authorized but unissued shares of our Common Stock following the reverse split.

Reasons For the Reverse Stock Split

Our reasons for implementing a reverse split may include any one or more of the following:

•	to increase the price per share of our stock in order to help increase market confidence in Velocity;

•	to facilitate various financing arrangements that we may decide to pursue in the future; or

•	to increase the stock price per share in order to continue our listing with American Stock Exchange (“AMEX”).

          Management believes that having a large number of shares outstanding with a low trading price is not attractive to investors. A successfully implemented reverse stock split that results in a higher trading price of our stock and lower volume of shares outstanding may improve how we are perceived in the marketplace by our stockholders, potential stockholders, customers and strategic partners.

          Under AMEX rules, AMEX can delist issuers with low trading prices per share. While we have not received a notice from AMEX indicating any current concern regarding our trading price, it is possible that such a notice could occur in the future. We believe that any delisting or threatened delisting of our Common Stock from AMEX, among other things, may cause a decrease in the price of our stock and make our stock less attractive to certain investors. In addition, not being listed on AMEX may affect our eligibility to use a more streamlined form of registration statement for resales of restricted securities, which we issue. Having the authority to implement a reverse stock split upon a receipt of any such notice from AMEX would allow the Board to quickly address this issue should it arise before December 31, 2009.

          An increased stock price may facilitate various financing arrangements that we may decide to pursue in the future. Potential financing partners may consider our stock price as an indicator of our general viability. Such potential financing partners may be more willing to negotiate with us if our stock price is higher.

          The Board believes that having authority to implement a reverse stock split, if and when it determines such to be appropriate, is in the best interests of stockholders.

Potential Effects of a Reverse Stock Split

          A reverse stock split, if implemented, would reduce the number of shares of Common Stock outstanding and potentially increase the trading price of our Common Stock. However, we cannot predict the effect of any reverse stock split upon the market price of our Common Stock. The history of reverse stock splits for companies in similar circumstances varies. We cannot assure you that the trading price of our Common Stock after the reverse stock split will rise in exact proportion to the reduction in the number of shares of our Common Stock outstanding. Also, as stated above, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our Common Stock. The trading price of our Common Stock may change due to a variety of other factors, including our operating results, other factors related to our business and general market conditions.

          The approximate number of shares of Common Stock that would be outstanding as a result of the proposed reverse stock split, based on 17,875,987 shares of Common Stock outstanding as of September 3, 2008 would be as low as 893,799 if a 1:20 split were effected.

          The reverse stock split, if implemented, would not change the number of authorized shares of Common Stock as designated by our Amended Articles. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance under our authorized pool of Common Stock would increase. Potential effects of having a large number of shares authorized and unissued are discussed below.

          Our Board believes that a larger number of authorized shares of Common Stock could provide the flexibility to issue additional shares of Common Stock as needs may arise without further stockholder action unless required by applicable law, regulation, listing requirements or our Amended Articles. Except as set forth herein, we have no agreements, understandings or plans for the issuance or use of the additional shares of Common Stock proposed to be authorized. The availability of additional shares will enhance our flexibility in connection with possible future actions.

          The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share, and on stockholders’ equity and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of Common Stock. Holders of Common Stock have no preemptive rights.

          The availability for issuance of additional shares of Common Stock also could have the effect of rendering more difficult or discouraging an attempt to obtain control of us. For example, the issuance of shares of Common Stock (within the limits imposed by applicable law and the rules of any market upon which the Common Stock may be listed) in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of us. The issuance of additional shares of Common Stock could also be used to render more difficult a merger or similar transaction even if it appears to be desirable to a majority of stockholders. We are not aware of any efforts to obtain control of us.

          On the other hand, our Board may issue additional shares of Common Stock only if the action is permissible under Delaware law and the rules of any stock market on which our stock is traded.

          The following table shows, based on our outstanding shares as of September __, 2008, the number of shares of our Common Stock that will be (1) issued and outstanding, (2) authorized and reserved for issuance and (3) authorized and unreserved after the adoption of a reverse stock split, showing various ratios between 1:10 and 1:20.

Number of Shares after a Reverse Stock Split
as of September __, 2008

		Reverse Split 1 for

	Current	10	12	15	18	20

Shares issued and outstanding (1)	17,875,987	1,787,599	1,489,666	1,191,732	993,110	893,799

Preferred Series A (2)	5,520,000	552,000	460,000	368,000	306,667	276,000

Stock Options (3)	250,000	25,000	20,833	16,667	13,889	12,500

Unconverted Debentures (4)	940,000	94,000	78,333	62,667	52,222	47,000

Warrants (5)	5,267,814	526,781	438,985	351,188	292,656	263,391

Total Shares Reserved	11,977,814	1,197,781	998,151	798,521	665,434	598,891

Total	29,853,801	2,985,380	2,487,817	1,990,253	1,658,544	1,492,690

Total Authorized	40,000,000	40,000,000	40,000,000	40,000,000	40,000,000	40,000,000

Total Unissued and Unreserved	10,146,199	37,014,620	37,512,183	38,009,747	38,341,456	38,507,310

(1)	Number of shares outstanding as of September __, 2008
(2)	Outstanding shares of Preferred Series A total 1,380,000. Preferred Series A is presently convertible to common stock at a ratio of 1 to 4
(3)	Options are exercisable at $2.50 per share and expire on December 31, 2009.
(4)	Reflects the common equivalent shares to be issued upon conversion of the $2.35MM June and July 2007 convertible debenture at $2.50 per share.
(5)	Warrants are exercisable at a price per share ranging from $1.04 to $2.50.

Principal Effects Of The Reverse Stock Split

          Upon implementation of the Reverse Stock Split, the Company will amend Article 4 of the Company’s certificate of incorporation, relating to the Company’s authorized capital, in its entirety to read as follows:

Article FOURTH Section A of the Corporation’s Certificate of Incorporation is hereby amended in its entirety to read as follows:

FOURTH:

A. AUTHORIZED

The aggregate number of shares of all classes of capital stock with the Corporation shall have authority to issue shall be fifty million (50,000,000) shares, consisting of:

(1) Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share (“Preferred Stock”); and

(2) Forty Million (40,000,000) shares of common stock, par value $0.001 per share (“Common Stock”).

          Upon the effectiveness (the “Effective Date”) of the certificate of amendment to the certificate of incorporation containing this sentence, each [*] shares of the Common Stock issued and outstanding as of the date and time immediately preceding [date on which the certificate of amendment is filed], the effective date of a reverse stock split (the “Split Effective Date”), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and nonassessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Split Effective Date who would otherwise be entitled to a fraction of a share shall have the number of new shares to which they are entitled rounded up to the nearest whole number of shares. Stockholders will not receive cash in lieu of fractional shares.

          The Reverse Stock Split will be effected simultaneously for all the Company’s Common Stock and the exchange ratio will be the same for all of the issued Common Stock, except as set forth below. The Reverse Stock Split will affect all of the stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of the stockholders owning a fractional share. All shares of issued Common Stock will remain fully paid and nonassessable. The amount of authorized shares of common and preferred stock will not be reduced or otherwise modified by the Reverse Stock Split. The Reverse Stock Split will not affect the Company’s continuing to be subject to the periodic reporting requirements of the Exchange Act.

          The certificate of amendment filed with the Secretary of State of the State of Delaware will include only those numbers determined by the Board of Directors to be in the best interests of the Company and its stockholders. The Board of Directors will not implement any subsequent amendments providing additional splits without first obtaining the approval of the stockholders.

Effect on Preferred Stock, Options, Warrants, Convertible Notes and Other Securities

          In addition, all the terms of outstanding shares of preferred stock, options, warrants, convertible notes, and other securities of Velocity entitling their holders to purchase or convert into shares of our Common Stock would be adjusted as a result of the reverse stock split, as required by the terms of these securities. In particular, the conversion ratio for each security would be reduced, and the exercise price for each security, as applicable, would be increased, in accordance with the terms of such security. None of the other rights currently accruing to holders of the Common Stock, preferred stock, options, warrants, notes, or other securities convertible into Common Stock, would be affected by the reverse stock split.

Other Effects on Outstanding Shares

          If we implement a reverse stock split, the rights and preferences of the outstanding shares of Common Stock would remain the same after the reverse stock split. Each share of Common Stock issued pursuant to the reverse stock split would be fully paid and non-assessable.

          The reverse stock split would result in some stockholders owning “odd-lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots may be higher than the costs of transactions in “round-lots.”

          Our Common Stock is currently registered under the Securities Exchange Act of 1934, as amended. As a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split would not affect the registration of the Common Stock under the Exchange Act.

          According to the records of our transfer agent, as of September 3, 2008 Velocity had 254 holders of record of its Common Stock and a stock split at the maximum level of 20 shares becoming one share of Common Stock (1:20) would reduce our record holders to ___.

Procedure For Effecting The Reverse Stock Split And Exchange Of Stock Certificates

          The Company will file the certificate of amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the reverse stock split (the “Split Effective Date”). The form of certificate of amendment to the Certificate of Incorporation is attached as Exhibit A (Exhibit C in the event that both this Proposal 3 and also Proposal 4 are passed) to this Proxy Statement and would be tailored to the specific Reverse Stock Split ratio to be effected. The Reverse Stock Split will become effective on the Split Effective Date. Beginning on the Split Effective Date, each certificate representing old shares will be deemed for all corporate purposes to evidence ownership of new shares.

          As soon as practicable after the Split Effective Date, stockholders will be notified that the Reverse Stock Split has been effected. The Reverse Stock Split will take place on the Split Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each stockholder is entitled to receive as a result of the Reverse Stock Split.

Fractional Shares

          No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. The number of new shares will be rounded up if the fractional share is equal to or greater than 0.5 and rounded down if the fraction is less than 0.5. Stockholders will not receive cash in lieu of fractional shares.

Accounting Consequences

          The reverse stock split will not affect the par value of our Common Stock. As a result, on the effective date of the reverse stock split, we will reduce the Common Stock account on our balance sheet to correspond to the ratio of the reverse split, and credit the capital in excess of par value account by the same amount. We will increase the per share net income or loss and net book value of our Common Stock because there will be fewer shares of our Common Stock outstanding.

Determination Of The Ratio For The Reverse Stock Split

          The ratio of the Reverse Stock Split will be determined by the Company’s Board of Directors, in its sole discretion. However, the ratio will not exceed a ratio of one-for-twenty (1-20) or be less than a ratio of one-for-ten (1-10). In determining the Reverse Stock Split, the Company’s Board of Directors will consider numerous factors including the historical and projected performance of the Company’s Common Stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of the Common Stock in the period following the effectiveness of the Reverse Stock Split. The Company’s Board of Directors will also consider the impact of the Reverse Stock Split ratio on investor interest. The purpose of selecting a range is to give the Company’s board of directors the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

Potential Anti-Takeover Effect

          The increased proportion of authorized shares of preferred stock that may be issued could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company’s Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company). The Reverse Stock Split proposal is not being proposed in response to any effort of which the Company is aware of to accumulate shares of the Company’s Common Stock or to obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the Reverse Stock Split proposal, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to reduce or interfere with the ability of third parties to take over or change the control of Velocity.

Federal Income Tax Consequences

          The following is a summary of certain material federal income tax consequences of the Reverse Stock Split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the state in which such stockholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the old shares were, and the new shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

          No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of old shares for new shares pursuant to the Reverse Stock Split. The aggregate tax basis of the new shares received in the Reverse Stock Split (including any fraction of a new share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the old shares exchanged therefor. The stockholder’s holding period for the new shares will include the period during which the stockholder held the old shares surrendered in the Reverse Stock Split.

          The Company’s view regarding the tax consequence of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with such stockholder’s own tax advisor with respect to all of the potential tax consequences to such stockholder of the Reverse Stock Split.

Dissenter’s Rights

          Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenter’s rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Recommendation of the Board of Directors

          The Board of Directors recommends that the Stockholders vote “FOR” Proposal 3 to approve the Reverse Stock Split.

PROPOSAL 4
NAME-CHANGE AMENDMENT PROPOSAL

Proposal

           We are asking you to approve amending our Certificate of Incorporation, as amended, to change our corporate name from “Velocity Asset Management, Inc.” to “Velocity Portfolio Group, Inc.,” in order to better reflect the nature of our business operations.

           Stockholders who hold physical share certificates will not be required to exchange outstanding stock certificates for new stock certificates if the name-change amendment is approved.

Required Vote

           The approval of the name-change amendment will require the affirmative vote of the holders of a majority of the outstanding shares of our common stock on the record date. Abstentions and broker non-votes will have the same effect of a vote against the name-change proposal.

Recommendation

           Our board of directors believes that it is in the best interests of the Company and its stockholders that the stockholders approve the proposal to amend our certificate of incorporation to change our name.

           The Board of Directors recommends that the Stockholders vote “FOR” Proposal 4 to approve the amendment to our Certificate of Incorporation to change our name.

CORPORATE GOVERNANCE

          The Company’s Board of Directors has long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of stockholders. During the past year, the Company’s Board of Directors has continued to review its governance practices in light of the Sarbanes-Oxley Act of 2002 and new Securities and Exchange Commission (the “SEC”) rules and regulations. This section describes key corporate governance guidelines and practices that the Company has adopted. Complete copies of the Audit Committee and Nominating Committee charters are posted on the Company’s website at www.velocitycollect.com. Alternatively, you can request a copy of any of these documents by writing to the Company. The contents of our website should not be considered proxy solicitation material.

Code of Conduct and Ethics

          On January 20, 2006 our Board of Directors adopted a code of ethics that applies to our principal executive and financial officers. A copy of the Code of Ethics is attached as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 2005. Additionally, a copy of our Code of Ethics is available on our website, www.velocitycollect.com. We intend to file amendments, changes or waivers to the code of ethics as required by SEC rules.

          The Company’s Audit Committee Charter and Nominating Committee Charter are attached as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 2005 and incorporated by reference herein. This information is also available in print to any stockholder who requests it.

Board Meetings and Attendance of Directors

          During fiscal year 2007, the Board of Directors held 2 meetings, all of which were attended by all of the Company’s Directors during the period that such person was a member of the Board of Directors, and took action by unanimous written consent on 4 occasions. Directors are expected to attend all meetings. All of our Directors are expected to attend the Annual Meeting.

          Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or required by law.

Director Independence

          The Board has reviewed each of the directors’ relationships with the Company in conjunction with Section 121(A) of the listing standards of the American Stock Exchange (“AMEX”) and has affirmatively determined that three of our directors, Steven Marcus, Michael Kelly and David Granatell, are independent of management and free of any relationship that would interfere with their independent judgment as members of the Audit Committee

Committees of the Board of Directors

          The Board of Directors has established three standing committees: (1) the Audit Committee (2) the Compensation Committee and (3) the Nominating Committee. Each committee operates under a charter that has been approved by the Board. Copies of the Audit Committee, Compensation Committee and Nominating Committee’s charters are posted on the Company’s website. Messrs. Marcus, Kelly, and Granatell are the members of each of such committees. Mr. Marcus serves as the Chair of each of such committees.

Audit Committee

          The Audit Committee was formed in September 2005. The Audit Committee met twice in fiscal 2007 and each member of the Audit Committee was present at such meeting. The Audit Committee is responsible for matters relating to financial reporting, internal controls, risk management and compliance. These responsibilities include appointing, overseeing, evaluating and approving the fees of our independent auditors, reviewing financial information which is included in our Annual Report on Form 10-K, discussions with management and the independent auditors the results of the annual audit and our quarterly financial statements, reviewing with management our system of internal controls and financial reporting process and monitoring our compliance program and system.

          The Audit Committee operates pursuant to a written charter, adopted by the Board, which sets forth the functions and responsibilities of this committee. A copy of the charter can be viewed on our website. All members of this committee are independent directors under the AMEX listing standards.

          The Audit Committee currently is composed of three independent directors. The Board of Directors has determined that Steven Marcus, the committee’s chairman, meets the SEC criteria of an “audit committee financial expert”, as defined in Item 401(h) of Regulation S-K.

Audit Committee Report

          The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the Company’s system of internal control over financial reporting and the qualifications, independence and performance of its internal and independent auditors. The Audit Committee has the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditors.

          Management is responsible for the Company’s financial reporting process, including the Company’s internal control over financial reporting, and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. Weiser LLP (“Weiser”), as the Company’s independent auditors, are responsible for auditing those financial statements and expressing its opinion as to the fairness of the financial statement presentation in accordance with generally accepted accounting principles. Our responsibility is to oversee and review these processes. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

          In this context, we have met and held discussions with management and Weiser, the Company’s independent auditors for the fiscal year ended December 31, 2007. Management represented to us that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we have reviewed and discussed with management and Weiser the Company’s consolidated financial statements for the fiscal year ended December 31, 2007 and the Company’s internal control over financial reporting. We also discussed with Weiser the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). Weiser provided to us the written disclosures required by Independence Standards Board Standard No. 1, as amended (Independence Discussions with Audit Committees), and we discussed their independence with them. In determining Weiser’s independence, (we considered whether their provision of other audit services to the Company was compatible with maintaining independence). We received regular updates on Weiser’s fees and the scope of audit and audit-related services they provided. All such services were provided consistent with applicable rules and our pre-approval policies and procedures.

          Based on our discussions with management, our internal auditors and Weiser and our review of the representations of management and Weiser, and subject in all cases to the limitations on our role and responsibilities referred to above and set forth in the Audit Committee Charter, we recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2007 be included in the Company’s Annual Report on Form 10-K. We also approved, subject to stockholder ratification, the selection of Weiser as the Company’s independent auditors for the fiscal year ending December 31, 2008.

Members of the Audit Committee

Steven Marcus (Chair)
Michael Kelly
David Granatell

Nominating Committee

          The Nominating Committee is responsible for providing oversight on a broad range of issues regarding our corporate governance practices and policies and the composition and operation of the Board of Directors. These responsibilities include reviewing potential candidates for membership on the Board and recommending to the Board nominees for election as directors of the Company.

          The Nominating Committee was formed in September 2005 and met 2 times in fiscal 2007. A complete description of the Nominating Committee’s responsibilities is set forth in the Nominating and Corporate Governance written charter. A copy of the charter is available to stockholders on the Company’s website. All members of the Nominating Committee are “independent” as independence for nominating committee members is defined under the AMEX listing standards. The Nominating Committee will consider director nominees recommended by stockholders. To recommend a nominee please write to the Nominating Committee c/o the Company, Attn: James Mastriani, Secretary. There are no minimum qualifications for consideration for nomination to be a director of the Company. The nominating committee will assess all director nominees using the same criteria. Nominations made by stockholders must be made by written notice received by the Secretary of the Company within 30 days of the date on which notice of a meeting for the election of directors is first given to stockholders. The Nominating Committee and the Board of Directors carefully consider nominees regardless of whether they are nominated by stockholders, the Nominating Committee or existing board-members. All of the five nominees to serve as directors on the Board of Directors of the Company have previously served in such capacities. During 2006 the Company did not pay any fees to any third parties to assist in the identification of nominees. The Company did not receive any director nominee suggestions from stockholders for the Annual Meeting.

Compensation of Directors

          Non-employee Directors of the Company are currently paid a fee of $1,000 per board meeting attended as compensation for such services. Directors may be removed with or without cause by a vote of the majority of the stockholders then entitled to vote. Other than as described in “Executive Compensation” below, there were no other arrangements pursuant to which any director was compensated during fiscal 2007 for any services provided as a director.

Compensation Committee Interlocks and Insider Participation

          None of the members of the Compensation Committee is or has been an officer or employee of the Company. In addition, none of the members of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

Summary Compensation Table

          The following table sets forth all compensation paid to our named executive officers for the years ended December 31, 2007 and 2006. Individuals we refer to as our “named executive officers” both or none, include our Chief Executive Officer and our most highly compensated executive officers whose salary and bonus for services rendered in all capacities exceeded $100,000 during the year ended December 31, 2007.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Total ($)

John C. Kleinert	2007	225,000	70,000			295,000

Chief Executive Officer	2006	215,000	25,000	—		240,000

James J. Mastriani	2007	200,000	65,000	$110,000	(1)	375,000

Chief Financial Officer and Chief Legal Officer	2006	175,000	60,000	$200,000	(1)	435,000

(1)

On August 26, 2006, the Board of Directors approved a grant to Mr. Mastriani for 200,000 restricted shares of common stock in our company. Of those shares, 75,000 shares were unvested as of December 31, 2006. As of September 30, 2007, all of such shares have vested. The $110,000 sum reflects the value of the 75,000 restricted shares that have vested as of December 31, 2007. The $200,000 sum reflects the value of the 125,000 restricted shares that have vested as of December 31, 2006. On March 14, 2008, Mr. Mastriani returned 136,000 of these shares for cancellation and retirement to offset a $115,146 withholding tax payment made by the Company on his behalf on December 28, 2007.

Narrative Disclosure to Summary Compensation Table

          On January 1, 2006, we extended our employment contract with our President, John C. Kleinert, for a period of four years commencing from January 1, 2004 and renewable annually subject to the terms and conditions of the contract, at an annual salary of $215,000, which was increased to $225,000 for the year ended December 31, 2007. Mr. Kleinert devotes all of his business time to our affairs in accordance with the terms of his employment contract.

          On January 1, 2006, we extended our employment contract with W. Peter Ragan, Jr. in which we agreed to employ Mr. Ragan, Jr. as President of our wholly-owned subsidiary VI, for a period of four years, commencing from January 1, 2004 and renewable annually subject to the terms and conditions of the contract, at an annual salary of $100,000. Mr. Ragan, Jr. devotes approximately 50% of his business time to the affairs of VI in accordance with the terms of his employment contract.

          On September 8, 2004, we entered into an employment contract with James J. Mastriani in which we agreed to employ Mr. Mastriani as our Chief Financial Officer and our Chief Legal Officer for a period of three years ending September 1, 2007 at an annual base salary of not less than $150,000, with annual increases and annual bonuses determined at the discretion of our board of directors and calculated in same manner as other executives. Mr. Mastriani’s employment agreement has been extended on a month to month basis while the Company and Mr. Mastriani negotiate an extension to his employment agreement. In 2006, we agreed to grant Mr. Mastriani equity securities pursuant to our 2004 Equity Incentive Program. During 2006, Mr. Mastriani received stock awards for 200,000 restricted shares, all of which have vested to date. Mr. Mastriani devotes all of his business time to our affairs as provided under his employment contract. On March 14, 2008, Mr. Mastriani returned 136,000 of these shares for cancellation and retirement to offset a $115,146 withholding tax payment made by the Company on his behalf on December 28, 2007.

Outstanding Equity Awards

         The following table summarizes outstanding equity incentive plan awards held by each of our named executive officers.

OUTSTANDING EQUITY AWARDS AT YEAR-END

Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)

John C. Kleinert	—	—

James J. Mastriani	—	—

Outstanding Equity Awards Narrative Disclosure

          Incentive Program. On August 26, 2006, the Board of Directors approved a grant to Mr. Mastriani for 200,000 restricted shares of common stock in our company. 125,000 of such shares vested during 2006, and the remaining 75,000 shares have vested as of September 30, 2007.

          Our board of directors presently consists of two of our executive officers and three independent directors. We are not currently providing any compensation to our two executive officers for serving on the board of directors.

          Compensation Pursuant to Plans. In March 2004, we approved the 2004 Equity Incentive Program. The Program provides for the grant of incentive stock options, nonqualified stock options, restricted stock grants, including, but not limited to, unrestricted stock grants, as approved by the Board or a committee of the board. Incentive stock options granted under the Program are intended to qualify as incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. Nonqualified stock options granted under the Program are intended not to qualify as incentive stock options under the Internal Revenue Code.

          The total number of shares of the company’s common stock that may be issued under the Program upon the exercise of all option granted under the Program or the satisfaction by all recipients of all conditions necessary for the receipt of restricted stock awards and/or unrestricted stock awards may not exceed 1,000,000, of which 500,000 shares shall be available for issuance under incentive stock options and 500,000 shares shall be available for issuance under nonqualified stock options, restricted stock awards and/or unrestricted stock awards. A total of 232,000 shares have been issued under the Program.

Compensation of Directors Summary Table

DIRECTOR COMPENSATION

Name	Total Fees Earned or Paid in Cash ($)

Steven Marcus	$2,000

David Granatell	$2,000

Dr. Michael Kelly	$2,000

          Narrative to Director Compensation

          Fees earned or paid in cash represent a standard $1,000 per day meeting fee received for attendance at the August 2, 2007 and December 5, 2007 Board of Directors meetings. No compensation is paid to our officers who are directors and attend board meetings. We expect to implement a director incentive plan in 2008. No compensation is paid to our directors with respect to their attendance to Audit and Compensation Committee meetings.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

          Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities (collectively the “Reporting Persons”) to file reports and changes in ownership of such securities with the Securities and Exchange Commission and the Company

          Based solely upon a review of (i) Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e), promulgated under the Exchange Act, during the Company’s year ended December 31, 2007 and (ii) Forms 5 and any amendments thereto and/or written representations furnished to the Company by any Reporting Persons stating that such person was not required to file a Form 5 during the Company’s year ended December 2007, it has been determined that no Reporting Persons were delinquent with respect to such person’s reporting obligations set forth in Section 16(a) of the Exchange Act

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as set forth below, no transactions have occurred since the beginning of the Company’s last two years or are proposed with respect to which a director, executive officer, security holder owning of record or beneficially more than 5% of any class of the Company’s securities or any member of the immediate families of the foregoing persons had or will have a direct or indirect material interest:

          We engage Ragan & Ragan, P.C. to pursue legal collection of our receivable portfolios, interests in distressed real property and tax lien certificates. Both Messrs. Ragan, Sr. and Ragan, Jr. are partners of Ragan & Ragan, P.C. The fee arrangements between our subsidiaries and Ragan & Ragan, P.C. have been reviewed and approved by all of the members of a committee appointed by our board of directors, other than Mr. Ragan, Sr. who abstained. John C. Kleinert and James J. Mastriani comprised the committee. During years 2007 and 2006, our subsidiary, VI, paid Ragan & Ragan, P.C. an aggregate of $1,128,107 and $1,225,577, respectively, our subsidiary, JHI, paid Ragan & Ragan, P.C. an aggregate of $6,000 and $10,139, respectively, and our subsidiary, VOM, paid Ragan & Ragan, P.C. an aggregate of $238 and $5,528, respectively.

          The Company received a note receivable in the amount of $205,000 in partial payment of the $455,000 purchase price from an officer and related party, John C. Kleinert for the assignment of membership interests in Ridgedale Avenue Commons, LLC, and Morris Avenue Commons, LLC, previously owned by J. Holder, Inc. As of December 31, 2007, the note has a balance of $100,000, along with interest at the rate of 12% which shall accrue only on and after December 26, 2007, by means of one lump sum payment of principal and accrued interest on August 25, 2008. As of March 14, 2008, Mr. Kleinert made a $100,000 lump sum payment to the Company and the promissory note was retired.

          On December 28, 2007, the Company paid $115,146 in withholding taxes in connection with the vesting of 175,000 shares of restricted stock granted to James J. Mastriani. As of March 14, 2008, Mr. Mastriani has returned 136,000 of these shares for cancellation and retirement in order to offset this payment.

          It is our policy, with respect to insider transactions, that all transactions between us, our officers, directors and principal stockholders and our affiliates be on terms no less favorable to us than could be obtained from an unrelated third parties in arms-length transactions, and that all such transactions shall be approved by a majority of the disinterested members of the Board of Directors. We believe that the transactions described above comply with such policy.

          Except for the relationship of W. Peter Ragan, Sr. and W. Peter Ragan, Jr. who are father and son, none of our officers or directors is related.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information available to us, as of December 31, 2007 with respect to the beneficial ownership of the outstanding shares of common stock by any holder of more than five percent (5%) of our outstanding shares; and the outstanding shares of any class of equity securities by our (i) our officers and directors; and (ii) our officers and directors as a group.

Name and Address of Beneficial Owner(1)	Title of Class	Amount and Nature of Beneficial Ownership(1)	Percentage of Class

John C. Kleinert(2)(3)(6)	Common Stock	9,295,323	42.4%

James J. Mastriani(2)	Common Stock	64,000	0.4%

W. Peter Ragan, Sr.(2)(4)	Common Stock	2,343,652	11.4%

W. Peter Ragan, Jr.(2)(4)(7)	Common Stock	2,344,912	11.4%

Steven Marcus.(2)	Common Stock	0	*

Dr. Michael Kelly.(2)	Common Stock	344,412	1.9%

David Granatell(2)(5)	Common Stock	1,125,000	3.1%

All directors and executive officers as a group (seven individuals)(4)(5)(6)(7)	Common Stock	15,517,299	70.60%

(1)	Beneficial ownership as reported in the table above has been determined in accordance with Instruction (1) to Item 403 (b) of Regulation S-B of the Exchange Act.

(2)	The business address is 1800 Route 34 North, Building 4, Suite 404A, Wall, NJ, 07719.

(3)	Includes 1,718,500 shares of common stock issuable upon the exercise of warrants issued to Mr. Kleinert in connection with the merger with STB.

(4)	Includes 309,250 shares of common stock issuable upon the exercise of warrants issued to each of Mr. Ragan Sr. and Mr. Ragan Jr. in connection with the merger with STB.

(5)	Includes 562,500 shares of common stock issuable upon the exercise of warrants at $1.04 per share which expire on February 3, 2009.

(6)	Includes 40,000 shares of common stock which are convertible from the 10,000 shares of Series A Preferred Stock that Mr. Kleinert owns.

(7)	Includes 1,260 shares of common stock which are convertible from the 315 shares of Series A Preferred Stock that Mr. Ragan Jr. owns.

GENERAL

          The Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

          The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or facsimile transmission. The Company does not expect to pay any compensation for the solicitation of proxies.

          A copy of the Company’s Form 10-K for the fiscal year ended December 31, 2007, as filed with the SEC, accompanies this Proxy Statement. Upon written request, the Company will provide each stockholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to Velocity Asset Mangement, Inc., 1800 Route 34 North, Building 4, Suite 404A, Wall, NJ 07719, Attn: James J. Mastriani, Chief Financial Officer and Secretary.

          All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to items to be voted upon, stockholders may (i) vote in favor of, or FOR, the item, (ii) vote AGAINST the item or, (iii) ABSTAIN from voting on one or more items. Stockholders should specify their choices on the enclosed proxy. Proxies may be revoked by stockholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of the Director, FOR the ratification of the appointment of Weiser LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008, and FOR the amendment of the Company’s Certificate of Incorporation, as amended, to effect between a one-for-ten (1-10) and a one-for-twenty (1-20) reverse stock split in the discretion of the board of directors.

Stockholder Proposals for the 2009 Annual Meeting and General Communications

          Any stockholder proposals intended to be presented at the Company’s 2009 Annual Meeting of Stockholders must be received by the Company at its office in Wall, New Jersey on or before December 31, 2008 in order to be considered for inclusion in the Company’s proxy statement and proxy relating to such meeting. The Company has received no stockholders nominations or proposals for the 2008 Annual Meeting.

          Stockholders may communicate their comments or concerns about any other matter to the Board of Directors by mailing a letter to the attention of the Board of Directors c/o the Company at its office in Wall, New Jersey.

Revocability of Proxy

          Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors’ recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above. Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

Method of Counting Votes

          Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the “non-vote”) on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, both the election of directors and the ratification of the appointment of auditors are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Item 1, the Proxy confers authority to vote for the one person listed as a candidate for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted “For” Items 2 and 3 unless “Against” or “Abstain” is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

By order of the Board of Directors

/s/ John C. Kleinert

John C. Kleinert
President and Chairman

September __, 2008

EXHIBIT A

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

VELOCITY ASSET MANAGEMENT, INC.

          Pursuant to Delaware General Corporation Law Section 242, Velocity Asset Management, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

          That the board of directors, and stockholders of the Corporation holding a majority in interest of the outstanding shares of common stock of the Corporation, approved the following amendments to the Corporation’s Certificate of Incorporation:

Article FOURTH Section A of the Corporation’s Certificate of Incorporation is hereby amended in its entirety to read as follows:

FOURTH:

A. AUTHORIZED

The aggregate number of shares of all classes of capital stock with the Corporation shall have authority to issue shall be fifty million (50,000,000) shares, consisting of:

(1) Ten Million (10,000,000) shares of preferred stock, par value $0.001 per share (“Preferred Stock”); and

(2) Forty Million (40,000,000) shares of common stock, par value $0.001 per share (“Common Stock”).

Upon the effectiveness (the “Effective Date”) of the certificate of amendment to the certificate of incorporation containing this sentence, each [*] shares of the Common Stock issued and outstanding as of the date and time immediately preceding [date on which the certificate of amendment is filed], the effective date of a reverse stock split (the “Split Effective Date”), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and nonassessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Split Effective Date who would otherwise be entitled to a fraction of a share shall have the number of new shares to which they are entitled rounded up to the nearest whole number of shares. Stockholders will not receive cash in lieu of fractional shares.

          IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has duly executed this Certificate of Amendment as of the ____ day of _____ 2008.

VELOCITY ASSET MANAGEMENT, INC.

By: /s/ John C. Kleinert

John C. Kleinert
President, Chief Executive Officer and Chairman

A-1

VELOCITY ASSET MANAGEMENT, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoint(s) John C. Kleinert and James J. Mastriani with the power of substitution and resubstitution to vote any and all shares of capital stock of Velocity Asset Management, Inc. (the “Company”) which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on September __, 2008, at 10:00 A.M. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

1.          ELECTION OF DIRECTORS

VOTE

☐	FOR ALL nominees listed below EXCEPT as marked to the contrary below

☐	WITHHOLD AUTHORITY to vote for ALL nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee’s name below.)

John C. Kleinert, W. P. Ragan, Sr., Steven Marcus, Dr. Michael Kelly and David Granatell.

2.           RATIFICATION OF THE APPOINTMENT OF WEISER LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2008.

☐	FOR the ratification of the appointment of Weiser LLP

☐	WITHHOLD AUTHORITY

☐	ABSTAIN

3.          AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK

☐	FOR the Amendment of the Certificate of Incorporation

☐	WITHHOLD AUTHORITY

☐	ABSTAIN

4.           AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME FROM “VELOCITY ASSET MANAGEMENT, INC.” TO “VELOCITY PORTFOLIO GROUP, INC.”

☐	FOR the Amendment of the Certificate of Incorporation

☐	WITHHOLD AUTHORITY

☐	ABSTAIN

          THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE (5) NOMINEES NAMED IN ITEM 1, THE RATIFICATION OF THE APPOINTMENT OF WEISER LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR 2008 IN ITEM 2, THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION IN ITEM 3 AND THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION IN ITEM 4.

          In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

          Please mark, sign date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VELOCITY ASSET MANAGEMENT INC.

Dated:

Signature

Signature if jointly owned:

Print name:

          Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

                    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE